SETTLEMENT AGREEMENT
     THIS AGREEMENT entered into and effective on the date that it has been executed by all the parties is between NEC Corporation, a corporation organized and existing under the laws of Japan and having a place of business at 7-1, Shiba 5-chome, Minato-ku, Tokyo 108-01, Japan, NEC Technologies, Inc., a corporation organized and existing under the laws of the state of Delaware and having a place of business at 1414 Massachusetts Avenue, Boxborough, Massachusetts 01719-2288, and Maxtor Corporation, a corporation organized and existing under the laws of the state of Delaware and having a place of business at 211 River Oaks Parkway, San Jose, California 95134.

                               RECITALS
     WHEREAS, Maxtor Corporation is the holder of the following patents:
United States Letters Patent No. 4,999,720; United States Letters Patent No. 4,894,734, United States Letters Patent No. 4,870,525; United States Letters Patent No. 4,814,652; United States Letters Patent No. 4,658,308; United States Letters Patent No. 4,418,369; and all foreign counterparts.

     WHEREAS, there is currently pending in the United States District Court for the District of Massachusetts a civil action entitled NEC Corporation and NEC Technologies, Inc., Plaintiffs, Counterdefendants,
v. Maxtor Corporation, Defendant, Counterplaintiff, designated as Civil Action No. 93-10338 PBS ("the Civil Action").
     WHEREAS, the parties desire to terminate the Civil Action on the terms and conditions set forth below.

                        TERMS AND CONDITIONS
     NOW, THEREFORE, in consideration of the mutual covenants of the parties hereto and other good and valuable consideration, the parties hereto agree as follows:

1.     DEFINITIONS

     a. "The Patents" shall mean United States Letters Patent No. 4,999,720; United States Letters Patent No. 4,894,734; United States Letters Patent No. 4,870,525; United States Letters Patent No. 4,814,652; United States Patent No. 4,658,308; United States Letters Patent No. 4,418,369; any and all foreign counterparts; and any and all divisionals, continuations, continuations-in-part, extensions, reissues, reexaminations, and renewals thereof.

     b. "Subsidiary" shall mean (1) a corporation, company or other entity more than fifty percent (50%) of whose outstanding shares or securities are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or (2) an entity which does not have outstanding shares or securities, as may be the. case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

     c. "NEC" shall mean NEC Corporation and/or its Subsidiaries, including without limitation NEC Technologies, Inc.

     d. "Maxtor" shall mean Maxtor Corporation and/or its Subsidiaries.


2.     RELEASE AND COVENANT NOT TO SUE

     Maxtor releases and covenants not to sue or otherwise assert against NEC, its officers, directors, employees, agents, representatives, customers, direct or indirect, suppliers or attorneys with respect to any claims or action of any nature whatsoever for any infringement of the Patents by NEC or for any infringement of the Patents based on the manufacture of any products solely for the use, sale or other transfer by NEC or based entirely on any products sold or otherwise transferred by NEC. Said release and covenant shall become irrevocable upon the payment specified in paragraph 3.a. below.


3.     PAYMENT

     a. Within seven (7) business days after execution by all parties and receipt of a fully executed copy of this Agreement by all parties, NEC Corporation agrees to pay to Maxtor (I) the sum of $470,000 (United States Dollars) for the release and covenant hereunder for the Patents in the United States of America, and (ii) the sum of $30.000 (United States Dollars) for the release and covenant hereunder for the Patents outside the United States of America by wire transfer to the following bank account of Maxtor:

     ABA No.:     121000385  (Domestic)
     SWIFT CODE:  BOFAUS6S (International)
     Bank of America
     1850 Gateway Boulevard
     Concord, CA 94520

     ACCOUNT NO.: 14842004218
     Maxtor Corporation
     211 River Oaks Parkway
     San Jose, CA 95134

     b. Both parties agree that the payment specified in (i) of paragraph 3.a. above will not be subject to a Japanese withholding tax. With respect to the payment specified in (ii) of paragraph 3.a. above, NEC shall be responsible for a 10% Japanese withholding tax imposed on such payment under Article 14 of the "Convention Between the United States of America and Japan for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income." Upon execution of this Agreement, Maxtor shall submit to NEC duly executed Application Form For Income Tax Convention (Form 3) in duplicate with respect to the payment specified in (ii) of paragraph 3.a. above.


4.     TERMINATION OF LITIGATION

     The parties shall join in filing with the United States District Court for the District of Massachusetts a "STIPULATION OF DISMISSAL AND ORDER" in the form of Appendix A attached hereto providing for the dismissal with prejudice of the entire Civil Action. The Stipulation shall be filed within seven (7) business days after execution by all of the parties and receipt of a fully executed copy of this Agreement by all of the parties. Each party shall pay its own costs and attorneys fees in respect to the Civil Action and settlement thereof.

5.     GENERAL PROVISIONS

     a. Maxtor agrees that the release and covenant provided for in paragraph 2. above shall run with title to the Patents and shall bind any assignee (including any exclusive licensee) or other transferee of the Patents.

     b. The validity, construction, and performance of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts without regard to principles of conflict of laws.

     c. This Agreement shall be executed in triplicate originals. Each party shall have its signatures on this Agreement notarized or legalized.

     d. This Agreement is the entire understanding of the parties with respect to the subject matter hereof. It may not be changed orally, but only in writing, signed by the party to be bound.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in triplicate originals by its duly authorized representatives on the respective dates indicated below.

NEC CORPORATION                         MAXTOR CORPORATION
By:  /s/ Kenichi Hashimoto              By:  /s/ Glenn H, Stevens
     ---------------------                   --------------------
      Signature                               Signature
     Kenichi Hashimoto                       Glenn H. Stevens
     ---------------------                   --------------------
      Print Name                               Print Name

Its: General Manager, Storage           Its: Vice-President,
      Products Division - 1st                 General Counsel
      Computers Operations Unit               and Secretary
     ----------------------------            --------------------
      Title                                   Title


Date:  October 18, 1994                 Date:  September 27, 1994
     ----------------------------            --------------------

Subscribed before me at Tokyo,          SUBSCRIBED AND SWORN to before
Japan, this 18th day of October,        to me in the County of Boulder,
1994.                                   State of Colorado, this 27th day
                                        of September, 1994.
    /s/  Ikuo Onishi                       /s/ Patricia M. Lyon
    ---------------------------------      --------------------------
         IKUO ONISHI                           Notary Public
         NOTARY
                                 My commission Expires: October 24, 1996
                                                        ----------------
NEC TECHNOLOGIES, INC.

By:  /s/  Thomas G. Ruane
     --------------------
        Signature

     Thomas G. Ruane
     --------------------
     Print name

Its: Sr. Vice President & Treasurer
     ------------------------------
      Title

Date:  October 6, 1994
     -------------------


SUBSCRIBED AND SWORN to before me in
the County of Middlesex, State of
Massachusetts, this 6th day of October,
1994.


   /s/  Paul John
   -----------------
   Notary Public

My Commission Expires: January 26, 2001
                      ------------------